UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2004


                                   QMED, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                         0-11411               22-2468665
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                               25 Christopher Way
                           Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 544-5544
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

         On December 6, 2004, QMed, Inc. (the "Company") completed a private placement (the "Private Placement") with Iroquois Capital, L.P., Cranshire Capital, L.P., Omicron Master Trust, and Smithfield Fiduciary LLC (collectively, the "Purchasers") of 571,428 Units (the "Units") at $10.50 per Unit, resulting in aggregate gross proceeds to the Company of $6,000,000. Each "Unit" sold in the Private Placement consisted of one share of the Company's Common Stock, $0.001 par value (the "Common Stock"), together with an additional investment right (each an "Additional Investment Right") to acquire 0.25 shares of Common Stock at an exercise price of $11.00 per share.

         The Private Placement was completed pursuant to a Securities Purchase Agreement (the "Purchase Agreement") among the Company and each of the Purchasers, dated December 6, 2004. The Purchase Agreement contains representations and warranties by the Company and each Purchaser typical of transactions of this type.

         The Company also agreed to file a registration statement (the "Registration Statement") within 30 days of the closing date and to cause the Registration Statement to become effective within 90 days after the closing date. The Company must use its best efforts to keep the Registration Statement continuously effective until all shares registered thereunder have been sold publicly or are no longer outstanding or may be sold pursuant to paragraph (k) of Rule 144.

         The Additional Investment Rights may be exercised at any time up to and including the 30th calendar day following the effective date of the Registration Statement. The Additional Investment Rights include standard provisions which adjust the number of shares and exercise price in the event of a stock split, stock dividend, combination or similar corporate transaction.

         First Albany Capital, the placement agent for the transaction, received a cash fee equal to 6.5% of the aggregate gross proceeds of the Private Placement.

         The Purchase Agreement, the Form of Additional Investment Right, and the Company's press release announcing the completion of the Private Placement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein in their entirety.

Item 3.02. Unregistered Sales of Equity Securities.

         The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the Purchase Agreement and Private Placement is incorporated into this Item 3.02. The Private Placement was exempt from registration under
Section 4(2) the Securities Act.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

                  10.1     Securities Purchase Agreement, dated as of December
                           6, 2004

                  10.2     Form of Additional Investment Right

                  99.1     QMed, Inc. Press Release dated December 6, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QMED, INC.


                                         By: /s/ Michael W. Cox
                                             -----------------------------------
                                             Michael W. Cox
                                             President & Chief Executive Officer

Date: December 7, 2004

                                  EXHIBIT INDEX

        Exhibit
        Number                         Description
        ------                         -----------

        10.1         Securities Purchase Agreement, dated as of December 6, 2004

        10.2         Form of Additional Investment Right

        99.1         QMed, Inc. Press Release dated December 6, 2004